                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) September 16, 2002
                                                 (September 16, 2002)
                                                 -------------------------------

                        D & K HEALTHCARE RESOURCES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         000-20348                                       43-1465483
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  (Commission File Number)                    (IRS Employer Identification No.)


8000 Maryland Avenue, Suite 920, St. Louis, MO                   63105
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (314) 727-3485
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

                        D & K HEALTHCARE RESOURCES, INC.

                                    FORM 8-K


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

         99.1 Press Release dated September 16, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

         On September 16, 2002, D & K Healthcare Resources, Inc. revised its first quarter earnings per share guidance. A copy of the press release announcing the revised guidance is set forth in Exhibit 99.1 to this report.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2002

                                              D & K HEALTHCARE RESOURCES, INC.


                                           By: /s/ Thomas S. Hilton
                                              ----------------------------------
                                                    Thomas S. Hilton
                                                Senior Vice President and
                                                 Chief Financial Officer



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



                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER      DESCRIPTION
         -------     -----------
         99.1        Press Release dated September 16, 2002.





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